Fair Value Measurement	12 Months Ended
Dec. 31, 2014
Fair Value Measurement
Fair Value Measurement

20. Fair Value Measurement

As of December 31, 2013 and 2014, information about inputs into the fair value measurements of the Company’s assets and liabilities that are measured at fair value on a recurring basis in periods subsequent to their initial recognition is as follows:

		Fair Value Measurements at Reporting Date Using
Description	Year Ended December 31, 2014	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investment in preferred shares of a private entity	$39,484,906	—	—	$39,484,906

The following table summarizes the quantitative inputs and assumptions used for investment in preferred shares of a private entity categorized in Level 3 of the fair value hierarchy as of December 31, 2014:

Financial Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Rate
Investment in preferred shares of a private entity	$39,484,906	Discounted cash flow & option pricing method	Discount Rate	21.5%
			Discount for Lack of Marketability (“DLOM”)	9.0%
			Terminal growth rate	3.0%

The following tables summarize the changes in financial assets measured at fair value for which the Group has used Level 3 inputs to determine fair value. Total realized and unrealized gains and losses recorded for Level 3 investments are reported in accumulated other comprehensive income.

	Level 3 Financial Assets at Fair Value Year Ended 31,
	2013	2014
	$	$
Balance as of January 1,	—	—
Purchased	—	25,719,808
Changes in Gains Included in Other Comprehensive Income	—	13,765,098
Balance as of December 31	—	39,484,906
Unrealized Gains	—	13,765,098

There have been no fair value transfers within Level 1, Level 2 and Level 3 in 2013 or 2014.

There was no asset or liability measured at fair value on a nonrecurring basis in 2012, 2013 or 2014.

The Group’s financial instruments that are not recorded at fair value in the consolidated balance sheets include cash and cash equivalents, restricted cash, accounts receivable, advance from customers, short-term investment of held-to-maturity investment, customer deposits, other receivables, short-term borrowing, accounts payable, other payables, liabilities for exclusive rights, amounts due from/to related parties and convertible senior notes. For financial instruments other than the non-current portion of customer deposit and convertible senior notes, the carrying value approximates the fair value due to their short-term nature. The fair value of the non-current portion of customer deposits was $614,507 and $751,909 as of December 31, 2013 and 2014, respectively. The fair value was estimated using discounted cash flows method by discounting the estimated future collections or payment using the Company’s incremental borrowing rate for an instrument with similar terms on the measurement date. As the future cash flows from collections or payments were management’s best estimates based on information available on the valuation date, which were not observable or cannot be corroborated with market information, the fair value measurements were classified as level 3 measurements. Any change in the estimated timing of cash inflow or outflow would result in a change in the fair value measurement in the same direction. It is not practicable to estimate the fair value of convertible senior notes, as a quoted market price is not available and valuation would involve complex models with excessive costs by engaging an independent valuer.